UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 6, 2006

The Penn Traffic Company
(Exact name of registrant as specified in its charter)

Delaware	001-9930	25-0716800
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1200 State Fair Boulevard
Syracuse, New York	13221-4737
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (315) 453-7284

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.              Changes in Registrant’s Certifying Accountant.

(a)           Changes in Registrant’s Certifying Accountant

On September 6, 2006, Deloitte & Touche LLP (“Deloitte”) resigned as the independent registered public accounting firm to The Penn Traffic Company (the “Company”).  The Company has begun the process of selecting a new independent registered public accounting firm and will engage such new firm as soon as practicable.

Deloitte has never rendered an audit report with respect to the Company’s financial statements for any period. During the fiscal years ended January 29, 2005 and January 28, 2006 and through Deloitte’s resignation on September 6, 2006, there has been no disagreement between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

Except as described below, during the fiscal years ended January 29, 2005 and January 28, 2006 and through Deloitte’s resignation on September 6, 2006, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).  In connection with its resignation, Deloitte informed the Company that it was unwilling to rely on representations from the Company’s internal General Counsel.  Further, as a result of the interim findings of the Audit Committee’s investigation that the Company engaged in certain improper practices principally relating to the premature recognition of promotional allowances, which has been previously disclosed, Deloitte had advised the Company that it would need to expand significantly the scope of its audit.  However, due to its resignation, Deloitte did not expand the scope of its audit.

The Company furnished a copy of the above disclosure to Deloitte and requested that Deloitte furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure.  A copy of Deloitte’s letter is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.                                          Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated September 12, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 12, 2006

THE PENN TRAFFIC COMPANY

By:	/s/ ROBERT J. CHAPMAN
	Name:	Robert J. Chapman
	Title:	President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated September 12, 2006.